FORM 8K

                    SECURITIES AND EXCHANGE COMMISSION
                         Washington,  D.C.   20549


                              CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

                Date of Initial Report: August 15, 1997


                       GLOBAL VENTURE FUNDING, INC.
          (Exact Name of Registrant as Specified in its Charter)


     Colorado                  0-14213               84-0990371
(State or Other Juris  (Commission File Number)  (IRS Employer
diction of Incorporation)                      Identification
                                                     No.)

                         6965 El Camino Real, Suite 105-279
                          Carlsbad, CA 92009
                 (Address of Principal Executive Offices)

Registrant's telephone number, including area code:(760)436-5485

Former name or former address, if changed since last report:
                         628 Las Vegas Blvd South
                         Las Vegas, NV  89101

Item 1.        Changes in Control of Registrant.

               Not applicable.

Item 2.        Acquisition or Disposition of Assets.

               Not applicable.

Item 3.        Bankruptcy or Receivership.

               Not applicable.

Item 4.        Changes in Registrant's Certifying Accountants.

               Not applicable.

Item 5.        Other Events.

               The company has announced a 1 for 20 reverse stock split to be effective on August 20, 1997. The split shall be effective for all classes of common stock and preferred stock.

               Not applicable.

Item 6.        Resignation of Registrant's Directors.

               On July 18, 1997, Roger Knight resigned as
               President. The Registrant elected Robert C. Brehm as President and as a Director. Mr. Knight currently serves as a Director of the Registrant.

Item 7.        Financial Statements. Pro Forma Financial
               Information and Exhibits.

Item 8.        Change in Fiscal Year.

               Not applicable.

                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GLOBAL VENTURE FUNDING, INC.



Date: August 15, 1997               By:    /s/ Robert C. Brehm
                                      Robert C. Brehm
                                      President